UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22551

MAINSTAY DEFINEDTERM

MUNICIPAL OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

Item 1.	Reports to Stockholders.

MainStay DefinedTerm Municipal Opportunities Fund

Message from the President and Annual Report

May 31, 2013  |  NYSE Symbol MMD

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Message from the President

The outlook for credit markets generally improved from June 26, 2012, through May 31, 2013. Earlier action by the European Central Bank had helped to stabilize European credit markets; and as issues surrounding Greek sovereign debt were resolved, concerns began to soften about foreign debt in general.

In the United States, the Federal Open Market Committee (FOMC) maintained the federal funds rate in a near-zero target range, as it had done since December 2008. In April 2013, some investors speculated that the FOMC might terminate its purchases of agency mortgage-backed securities sooner than expected. The FOMC, however, steadily reaffirmed that it would “continue purchasing additional agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month.” Nevertheless, the FOMC noted that it was “prepared to increase or reduce the pace of its purchases to maintain appropriate policy accommodation as the outlook for the labor market or inflation changes.”

During the reporting period, the FOMC also shifted from providing dates for when it anticipated that the federal funds target might change to specifying the economic conditions under which an adjustment might be warranted.

The expectation of continued low interest rates and the potential for higher tax rates in 2013 led investors to focus on tax-exempt income during the second half of 2012, which resulted in inflows to the market. At the same time, many municipal issuers sought to refinance existing debt at lower interest rates. These market dynamics led to shifting supply and demand.

Many investors lengthened maturities or accepted higher levels of risk as they sought ways to obtain additional incremental yield. As a result, municipal bonds with higher risk profiles tended to outperform higher-quality investment-grade municipal bonds.

An exception was Puerto Rico, where weakening fundamentals and major budget imbalances hurt municipal issues. Moody’s Investors Service, Standard & Poor’s, and Fitch all downgraded Puerto Rico municipal debt during the reporting period, and the Commonwealth’s municipal bonds, which are widely held in all 50 states, tended to underperform the municipal market as a whole.

On the following pages, you’ll find more detailed information about the market events, investment decisions and securities that affected MainStay DefinedTerm Municipal Opportunities Fund from its inception on June 26, 2012, through May 31, 2013. Of course, past performance is no guarantee of future results.

We encourage you to read the Annual Report carefully and to evaluate your results in light of your long-term financial objectives, investment strategies and portfolio goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Index performance is shown for illustration purposes only. You cannot invest directly into an index. Investment return and principal value will fluctuate, and as a result, when shares are sold, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please visit mainstayinvestments.com/mmd.

Total Returns	Since Inception 6/26/12

NAV[1]	10.52%

Market Price[1]	–0.36

Barclays Municipal Bond Index[2]	3.20

Average Lipper general & insured municipal debt fund (leveraged)[3]	6.61

Fund Statistics (as of May 31, 2013)

NYSE Symbol	MMD	Premium/Discount[4]	–5.40%

CUSIP	56064K100	Total Net Assets (millions)	$550.8

Inception Date	6/26/12	Total Managed Assets (millions)[5]	$813.2

Market Price	$18.91	Leverage[6]	32.1%

NAV	$19.99	Percent of AMT Bonds	8.52%

1.	Total returns assume dividends and capital gains distributions are reinvested.
2.	The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. An investment cannot be made directly in an index.
3.	The average Lipper general & insured municipal debt fund (leveraged) is representative of funds that, by portfolio practice, either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
4.	Premium/Discount is the percentage (%) difference between the market price and the NAV price. When the market price exceeds the NAV, the Fund is trading at a Premium. When the market price is less than the NAV, the Fund is trading at a Discount.
5.	“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).
6.	Leverage is based on the use of proceeds received from tender option bond transactions, issuing Preferred Shares, funds borrowed from banks or other institutions or derivative transactions, expressed as a percentage of Managed Assets.

mainstayinvestments.com	5

Portfolio Composition as of May 31, 2013† (Unaudited)

California	19.0%
Texas	9.6
Ohio	8.6
Virginia	6.9
Illinois	5.4
Florida	5.3
Michigan	4.6
New York	4.2
Pennsylvania	3.9
New Jersey	3.5
Nevada	2.9
Nebraska	2.7
New Mexico	2.7
Washington	2.6
U.S. Virgin Islands	2.1
Rhode Island	2.1
Louisiana	2.0
Hawaii	2.0

Kansas	1.4%
Guam	1.4
Indiana	1.3
Alabama	1.0
Iowa	0.8
Alaska	0.6
Arizona	0.5
Missouri	0.4
Maryland	0.3
Vermont	0.3
New Hampshire	0.2
West Virginia	0.1
Georgia	0.1
Massachusetts	0.1
Colorado	0.0 ‡
Other Assets, Less Liabilities	1.4

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of May 31, 2013#

1.	Golden State Tobacco Securitization Corp., 5.00%–5.30%, due 6/1/35–6/1/47

2.	Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, 5.00%, due 12/15/28–12/15/29

3.	California State Health Facility Authority, Stanford Hospital Clinics, Revenue Bonds, 5.00%, due 8/15/51

4.	County of Miami-Dade FL Transit System Sales Surtax Revenue, Sales Tax, Revenue Bonds, 5.00%, due 7/1/42

5.	American Municipal Power, Inc., AMP Fremont Energy Center Project, Revenue Bonds, 5.00%, due 2/15/42
6.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.25%, due 9/1/37

7.	New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services, Revenue Bonds, 5.00%, due 8/1/42

8.	Metropolitan Pier & Exposition Authority, McCormick Place Project, Revenue Bonds, 5.00%, due 6/15/52

9.	Norfolk Economic Development Authority, Health Care Facilities, Sentara Healthcare, Revenue Bonds, 5.00%, due 11/1/43

10.	Washington State Healthcare Facility Authority, Providence Health & Services, Revenue Bonds, 5.00%, due 10/1/42

Credit Quality as of May 31, 2013† (Unaudited)

Ratings apply to the underlying portfolio of bonds held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. and/or Fitch Ratings, Inc. If ratings are provided by the ratings agencies, but differ, the higher rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB represent investment grade, while BB through D represent non-investment grade.

†	As a percentage of Managed Assets.
‡	Less than one-tenth of a percent.
#	Some of these holdings may have been transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB residuals and cash.

6	MainStay DefinedTerm Municipal Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Robert DiMella, CFA, John Loffredo, CFA, Michael Petty, Scott Sprauer and David Dowden of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay DefinedTerm Municipal Opportunities Fund perform for the period from the Fund’s inception on June 26, 2012, through May 31, 2013?

From the Fund’s inception on June 26, 2012, through May 31, 2013, MainStay DefinedTerm Municipal Opportunities Fund returned 10.52% at net asset value applicable to Common shares and –0.36% at market price. At net asset value, the Fund outperformed—and at market price, the Fund underperformed—the 3.20% return of the Barclays Municipal Bond Index1 and the 6.61% return of the average Lipper2 general & insured municipal debt fund (leveraged) for the period from June 26, 2012, through May 31, 2013.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s net-asset-value outperformance of the Barclays Municipal Bond Index resulted from spread3 compression of lower-investment-grade and non-investment-grade securities as well as the Fund’s positions in longer-maturity bonds. Our investment philosophy emphasizes diversification and risk management. For this reason, the Fund has invested in an appropriately diversified portfolio of bonds that we believe will enable the Fund to outperform over time. The Fund will continue to be actively managed.

How was the Fund’s leverage strategy implemented during the reporting period?

The Fund employed approximately 32% leverage from June 26, 2012, through May 31, 2013. This leverage strategy used a combination of fixed-rate preferred stock and tender option bonds in approximately a 1/3 to 2/3 ratio to Managed Assets. With the continued low interest-rate environment, this leverage strategy enabled the Fund to meet its initial dividend yield and to continue to do so for the benefit of common shareholders.

What was the Fund’s duration4 strategy during the reporting period?

The Fund typically maintains a duration close to that of the Barclays Municipal Bond Index, which was 4.94 years as of May 31, 2013. Nevertheless, we believe that part of the Fund’s market sensitivity is driven more by spread duration,5 which measures the Fund’s sensitivity to changes in yield spreads, than by interest-rate sensitivity. During the reporting period, the Fund had an overweight position in lower-rated investment-grade bonds and in higher-rated non-investment-grade bonds with excess return potential, based on spread, relative to the Barclays Municipal Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The expectation of a continued low-interest-rate environment and potentially higher tax rates in 2013 led investors to focus on tax-exempt income during the second half of 2012, which was beneficial for lower-quality municipal bonds. Accordingly, we continued to believe that credit spreads would tighten. As 2013 began, our belief that the municipal credit cycle had reached a low point led us to emphasize tax-backed credits that we believed would benefit from an improving economic environment.

During the reporting period, which market segments made the strongest positive contributions to the Fund’s performance and which market segments were particularly weak?

The Fund benefited from an overweight exposure to California municipal debt. Spread compression also contributed positively to the Fund’s performance during the reporting period, as lower-rated bonds generally produced higher returns than high-quality municipals. Our decision not to invest in Puerto Rico municipal bonds contributed positively to the Fund’s relative performance, because Puerto Rico bonds significantly underperformed the overall municipal market.

Did the Fund make any significant purchases or sales during the reporting period?

Since the Fund was still in its first year of operation during the reporting period, all purchases were important in helping build a well-diversified portfolio with an income stream.

How did the Fund’s sector or state weightings change during the reporting period?

The Fund invested in several different sectors and states during the reporting period. In particular, we elected to hold an over-

1.	See footnote on page 5 for more information on Barclays Municipal Bond Index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Spread duration measures the sensitivity of a security or a portfolio to changes in yield spreads. In this context, the yield spread refers to the incremental yield over comparable U.S. Treasury securities that a security or portfolio is currently delivering. Spread duration is commonly quantified as the percent change in price for the security or portfolio resulting from a one percentage point (100 basis point) change in spreads. An increase in spreads is called widening and would result in a price decrease for a security or portfolio with positive spread duration. A decline in spreads is called tightening and would result in a price increase for a security or portfolio with positive spread duration.

mainstayinvestments.com	7

weight position relative to the Barclays Municipal Bond Index in California municipal bonds. Since we believed that spreads on Puerto Rico bonds would widen over time, the Fund maintained zero exposure to Puerto Rico bonds. On a relative basis, the Fund increased its exposure to special tax and health care bonds during the reporting period. The Fund lowered its exposure to tobacco and housing bonds relative to the Barclays Municipal Bond Index.

How was the Fund positioned at the end of May 2013?

As of May 31, 2013, the Fund held overweight positions relative to the Barclays Municipal Bond Index in bonds rated A and BBB6 and in longer-maturity bonds. As of the same date, the Fund held underweight positions relative to the Index in tobacco and land-secured bonds. As of May 31, 2013, the Fund’s duration was slightly shorter than that of the Barclays Municipal Bond Index.

6.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and it not intended as an endorsement of any specific investment.

8	MainStay DefinedTerm Municipal Opportunities Fund

Portfolio of Investments May 31, 2013

	Principal Amount	Value

Municipal Bonds 145.4%†
Alabama 1.5% (1.0% of Managed Assets)
Alabama State Docks Department, State Port Authority Docks Facilities, Revenue Bonds Series A, Insured: NATL-RE 4.50%, due 10/1/36 (a)	$3,835,000	$3,835,383
Birmingham Jefferson Civic Center Authority, Special Tax Series A, Insured: AMBAC 4.125%, due 7/1/14	250,000	249,525
Jefferson County, Limited Obligation School, Revenue Bonds Series A, Insured: AMBAC 4.75%, due 1/1/25	250,000	238,118
Jefferson County, Public Building Authority, Revenue Bonds Insured: AMBAC 5.00%, due 4/1/26	4,500,000	3,733,515

		8,056,541

Alaska 0.9% (0.6% of Managed Assets)
Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	5,295,000	4,707,149

Arizona 0.7% (0.5% of Managed Assets)
Phoenix Industrial Development Authority, Downtown Phoenix Student LLC, Revenue Bonds
Series A, Insured: AMBAC 4.50%, due 7/1/32	1,000,000	833,850
Series A, Insured: AMBAC 4.50%, due 7/1/42	150,000	115,663
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	2,000,000	2,011,280
Pima County Industrial Development Authority, PLC Charter Schools Project, Revenue Bonds 6.75%, due 4/1/36	1,075,000	1,078,838

		4,039,631

	Principal Amount	Value

California 28.1% (19.0% of Managed Assets)
Big Pine Unified School District, Capital Appreciation, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/40	$5,050,000	$1,233,917
California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
Series A
5.125%, due 6/1/38	3,060,000	2,863,732
5.60%, due 6/1/36	2,575,000	2,540,598
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	2,165,000	2,554,419
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 7/1/27 (a)	5,000,000	5,199,650
♦California State Health Facility Authority, Stanford Hospital Clinics, Revenue Bonds Series A 5.00%, due 8/15/51 (b)(c)	21,000,000	22,966,650
California State University, Systemwide, Revenue Bonds Series A 5.00%, due 11/1/37	6,000,000	6,693,600
Carson Redevelopment Agency, Redevelopment Project Area 1, Tax Allocation Series B, Insured: NATL-RE (zero coupon), due 10/1/25	75,000	41,519
Ceres Unified School District, Cabs-Election, Unlimited General Obligation Series A (zero coupon), due 8/1/43	6,375,000	881,599
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation Series D, Insured: AGM 5.00%, due 8/1/37	10,000,000	10,933,200
El Dorado Union High School District, Unlimited General Obligation
(zero coupon), due 8/1/36	5,080,000	1,580,134
(zero coupon), due 8/1/37	5,220,000	1,536,559
(zero coupon), due 8/1/38	5,420,000	1,483,617
(zero coupon), due 8/1/39	5,625,000	1,429,256
(zero coupon), due 8/1/40	5,830,000	1,402,115
(zero coupon), due 8/1/41	6,050,000	1,384,421

†	Percentages indicated are based on Fund net assets applicable to Common shares, unless otherwise noted.
♦	Among the Fund’s 10 largest holdings or issuers held, as of May 31, 2013. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	9

Portfolio of Investments May 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California 28.1% (19.0% of Managed Assets) (continued)
Fontana Unified School District, Cabs Unlimited General Obligation
Series C (zero coupon), due 8/1/34	$14,000,000	$4,735,220
Series C (zero coupon), due 8/1/40	10,000,000	2,258,100
Series C (zero coupon), due 8/1/41	19,700,000	4,182,113
Series C (zero coupon), due 8/1/42	18,600,000	3,713,862
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds (zero coupon), due 1/15/31	5,000,000	1,751,650
♦Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds
Series A-1 5.125%, due 6/1/47	10,550,000	9,272,606
Series A-2 5.30%, due 6/1/37	5,000,000	4,690,550
Revenue Bonds
Series A, Insured: AGC, FGIC 5.00%, due 6/1/35 (b)(c)	16,110,000	16,844,294
Insured: AGM, AMBAC, FSA 5.00%, due 6/1/45	3,020,000	3,141,464
Inglewood Public Financing Authority, Cabs-Lease, Revenue Bonds
(zero coupon), due 8/1/30	2,530,000	791,283
(zero coupon), due 8/1/31	2,530,000	723,276
Kings Canyon Joint Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/51	25,700,000	2,543,015
Lancaster Financing Authority, Subordinated Project No. 5 & 6, Redevelopment Projects, Tax Allocation Series B, Insured: FGIC, NATL-RE 4.625%, due 2/1/24	215,000	209,511
Marysville Joint Unified School District, Capital Project, Certificates of Participation
Insured: AGM (zero coupon), due 6/1/25	1,850,000	1,016,334
Insured: AGM (zero coupon), due 6/1/27	2,445,000	1,182,646
Insured: AGM (zero coupon), due 6/1/33	2,800,000	887,292
Insured: AGM (zero coupon), due 6/1/34	2,820,000	837,512

	Principal Amount	Value

California 28.1% (19.0% of Managed Assets) (continued)
Marysville Joint Unified School District, Capital Project, Certificates of Participation (continued)
Insured: AGM (zero coupon), due 6/1/38	$2,820,000	$635,459
Insured: AGM (zero coupon), due 6/1/39	2,820,000	595,387
Insured: AGM (zero coupon), due 6/1/40	2,820,000	558,219
Merced Union High School District, Cabs-Election, Unlimited General Obligation Series C (zero coupon), due 8/1/41	16,780,000	3,053,960
Oakland Unified School District, Election 2000, Unlimited General Obligation Insured: NATL-RE 4.50%, due 8/1/30	10,000,000	10,010,700
Oceanside, California Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/50	20,190,000	2,203,537
Pittsburg Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/40	1,640,000	367,786
Richland School District, Unlimited General Obligation Series C, Insured: AGM (zero coupon), due 8/1/49	5,000,000	704,450
San Bernardino City Unified School District, Unlimited General Obligation Series C, Insured: NATL-RE (zero coupon), due 8/1/31	5,000,000	1,891,400
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 1/15/31	150,000	59,363
Series A, Insured: NATL-RE 5.25%, due 1/15/30	900,000	899,748
Series A, Insured: NATL-RE 5.375%, due 1/15/29	455,000	455,009
San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation Series C, Insured: NATL-RE 3.75%, due 8/1/28	2,220,000	2,022,287

10	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
California 28.1% (19.0% of Managed Assets) (continued)
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: FGIC, NATL-RE 4.25%, due 9/1/14	$50,000	$49,949
Insured: FGIC, NATL-RE 4.50%, due 9/1/17	100,000	99,307
Insured: FGIC, NATL-RE 4.80%, due 9/1/20	105,000	103,853
Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
Series A, Insured: RADIAN 5.25%, due 9/1/31	630,000	492,219
Series A, Insured: RADIAN 5.25%, due 9/1/34	2,900,000	2,194,894
Stockton Public Financing Authority, Water System, Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 10/1/31	175,000	171,491
Stockton, California Unified School District, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/35	3,165,000	1,036,696
Series D, Insured: AGM (zero coupon), due 8/1/40	13,930,000	3,458,262

		154,569,690

Colorado 0.1% (0.0%‡ of Managed Assets)
E-470 Public Highway Authority, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 9/1/29	660,000	281,074

Florida 7.9% (5.3% of Managed Assets)
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	20,000,000	20,450,600
♦County of Miami-Dade FL Transit System Sales Surtax Revenue, Sales Tax, Revenue Bonds 5.00%, due 7/1/42 (b)(c)	21,000,000	22,810,620

		43,261,220

Georgia 0.1% (0.1% of Managed Assets)
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 6.25%, due 6/15/20	475,000	499,206

	Principal Amount	Value

Guam 2.1% (1.4% of Managed Assets)
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset Backed, Revenue Bonds 5.625%, due 6/1/47	$500,000	$447,890
Guam Power Authority, Revenue Bonds Series A 5.00%, due 10/1/34	10,000,000	10,885,800

		11,333,690

Hawaii 2.9% (2.0% of Managed Assets)
Hawaii State Department of Budget & Finance, Hawaiian Electric Co., Revenue Bonds Series A, Insured: FGIC 4.65%, due 3/1/37 (a)	15,510,000	16,048,197

Illinois 7.9% (5.4% of Managed Assets)
Chicago, Unlimited General Obligation Series C 5.00%, due 1/1/40 (b)(c)	19,570,000	20,544,977
Illinois Finance Authority Revenue, Lake Forest College, Revenue Bonds
Series A 5.00%, due 10/1/22	500,000	538,600
Series A 5.75%, due 10/1/32	1,000,000	1,091,160
♦Metropolitan Pier & Exposition Authority, McCormick Place Project, Revenue Bonds Series B 5.00%, due 6/15/52 (b)(c)	20,000,000	21,542,571

		43,717,308

Indiana 1.9% (1.3% of Managed Assets)
Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	1,290,000	1,182,092
Indiana Finance Authority, Private Activity Ohio River, Revenue Bonds Series A 5.00%, due 7/1/35 (a)	8,720,000	9,163,848

		10,345,940

Iowa 1.1% (0.8% of Managed Assets)
Coralville Urban Renewal Revenue, Tax Increment, Tax Allocation Series C 5.00%, due 6/1/47	4,220,000	4,248,696
Iowa Higher Education Loan Authority, Private College Facility, Wartburg College, Revenue Bonds Series B 5.50%, due 10/1/31	2,105,000	2,104,726

		6,353,422

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments May 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Kansas 2.1% (1.4% of Managed Assets)
Wyandotte County-Kansas City Unified Government, Capital Appreciation, Sales Tax, Revenue Bonds (zero coupon), due 6/1/21	$17,175,000	$11,523,051

Louisiana 2.9% (2.0% of Managed Assets)
Louisiana Local Government Environmental Facilities & Community Development Authority, Parking Facilities Corp., Revenue Bonds Insured: AGM 4.00%, due 10/1/31	1,000,000	1,005,690
Louisiana Public Facilities Authority, Archdiocese of New Orleans Project, Revenue Bonds Insured: CIFG 4.50%, due 7/1/37	9,400,000	9,641,110
Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
Series A, Insured: CIFG
4.50%, due 7/1/38	405,000	354,715
Series A, Insured: CIFG
5.00%, due 7/1/22	1,105,000	1,115,001
Series A, Insured: CIFG
5.00%, due 7/1/24	1,200,000	1,206,072
Series A, Insured: CIFG
5.00%, due 7/1/30	2,870,000	2,805,425

		16,128,013

Maryland 0.5% (0.3% of Managed Assets)
Maryland Health & Higher Educational Facilities Authority, Medstar Health, Revenue Bonds Series A 5.00%, due 8/15/41	2,685,000	2,888,201

Massachusetts 0.1% (0.1% of Managed Assets)
Massachusetts Development Finance Agency, Seven Hills Foundation & Affiliates, Revenue Bonds Insured: RADIAN 5.00%, due 9/1/35	435,000	434,965
Massachusetts Port Authority Facilities, Delta Airlines, Inc. Project, Revenue Bonds Series A, Insured: AMBAC 5.50%, due 1/1/19 (a)	50,000	50,496

		485,461

	Principal Amount	Value

Michigan 6.7% (4.6% of Managed Assets)
Detroit, Michigan Water and Sewerage Department, Senior Lien, Revenue Bonds Series A 5.25%, due 7/1/39	$12,000,000	$12,807,480
Detroit, Michigan Water Supply System, Revenue Bonds Series A 5.75%, due 7/1/37	5,000,000	5,513,750
Michigan Finance Authority, Limited Obligation, Public School Academy, University Learning, Revenue Bonds 7.375%, due 11/1/30	2,920,000	3,347,371
Michigan Finance Authority, Public School Academy, Revenue Bonds 7.50%, due 11/1/40	2,745,000	3,144,645
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds
8.00%, due 4/1/30	1,195,000	1,343,598
8.00%, due 4/1/40	500,000	559,480
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 6.00%, due 6/1/34	5,000,000	4,765,200
Series A 6.00%, due 6/1/48	5,935,000	5,519,431

		37,000,955

Missouri 0.5% (0.4% of Managed Assets)
St. Louis County Industrial Development Authority, Nazareth Living Center, Revenue Bonds
5.875%, due 8/15/32	750,000	769,215
6.125%, due 8/15/42	2,120,000	2,171,050

		2,940,265

Nebraska 4.0% (2.7% of Managed Assets)
♦Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (b)(c)	20,000,000	22,142,200

Nevada 4.3% (2.9% of Managed Assets)
City of Sparks, Tourism Improvement District No. 1, Senior Sales Tax Anticipation, Revenue Bonds Series A 6.75%, due 6/15/28	12,500,000	12,853,000
Washoe County Nevada Highway Fuel Tax, Revenue Bonds 5.00%, due 2/1/43	10,000,000	10,589,400

		23,442,400

12	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
New Hampshire 0.4% (0.2% of Managed Assets)
Manchester Housing & Redevelopment Authority Inc., Revenue Bonds Series B, Insured : ACA (zero coupon), due 1/1/24	$4,740,000	$1,996,298

New Jersey 5.2% (3.5% of Managed Assets)
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.125%, due 9/15/23 (a)	1,740,000	1,867,211
5.25%, due 9/15/29 (a)	6,620,000	7,039,907
7.00%, due 11/15/30 (a)	2,500,000	2,509,225
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds
Series A 4.75%, due 6/15/32 (a)	1,000,000	1,049,050
Series A 5.00%, due 6/15/37 (a)	1,000,000	1,060,020
New Jersey Healthcare Facilities Financing Authority, St. Barnabas Healthcare, Revenue Bonds Series B (zero coupon), due 7/1/36	100,000	31,656
New Jersey State Turnpike Authority, Revenue Bonds Series A 5.00%, due 1/1/38	2,500,000	2,715,550
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds Series 1A 5.00%, due 6/1/41	14,000,000	12,440,820

		28,713,439

New Mexico 4.0% (2.7% of Managed Assets)
♦New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services, Revenue Bonds Series A 5.00%, due 8/1/42 (b)(c)	20,000,000	21,833,941

New York 6.3% (4.2% of Managed Assets)
Nassau County New York, General Obligation Limited Series A 4.00%, due 4/1/33 (b)(c)	21,150,000	20,878,011
Port Authority of New York & New Jersey, Revenue Bonds 4.00%, due 7/15/31 (a)(b)(c)	13,535,000	13,680,217

		34,558,228

	Principal Amount	Value

Ohio 12.7% (8.6% of Managed Assets)
♦American Municipal Power, Inc., AMP Fremont Energy Center Project, Revenue Bonds Series B 5.00%, due 2/15/42 (b)(c)	$20,945,000	$22,606,519
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.875%, due 6/1/30	2,425,000	2,256,293
Series A-2 5.875%, due 6/1/47	10,690,000	9,698,075
Series A-2 6.00%, due 6/1/42	5,915,000	5,487,759
Franklin County Ohio Hospital Facilities, Nationwide Children Hospital Project, Revenue Bonds Series A 5.00%, due 11/1/42 (b)(c)	15,570,000	17,026,885
Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health Systems, Revenue Bonds
5.75%, due 12/1/32	6,700,000	7,325,378
6.00%, due 12/1/42	5,000,000	5,517,650

		69,918,559

Pennsylvania 5.7% (3.9% of Managed Assets)
Harrisburg Parking Authority, Packaging Revenue, Revenue Bonds
Series O, Insured: AMBAC 5.00%, due 8/1/14	145,000	144,698
Series O, Insured: AMBAC 5.00%, due 8/1/16	60,000	59,684
Harrisburg, Capital Appreciation, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	95,000	53,495
Pennsylvania State Turnpike Commission, Revenue Bonds Series D 5.125%, due 12/1/40 (b)(c)	19,025,000	20,346,093
Philadelphia Authority for Industrial Development, Please Touch Museum Project, Revenue Bonds 5.25%, due 9/1/31	2,500,000	2,452,325
Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System, Revenue Bonds
Series A 5.00%, due 7/1/34	2,000,000	2,043,200
Series A 5.625%, due 7/1/36	5,975,000	6,427,606

		31,527,101

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments May 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Rhode Island 3.0% (2.1% of Managed Assets)
Narragansett Bay Commission, Revenue Bonds Series A 5.00%, due 9/1/38 (b)(c)	$15,000,000	$16,808,100

Texas 14.2% (9.6% of Managed Assets)
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds 5.00%, due 8/15/42	4,750,000	5,089,815
Dallas / Fort Worth International Airport, Revenue Bonds Series G 5.00%, due 11/1/33	13,395,000	14,583,003
Harris County Cultural Education Facilities Finance Corp., Baylor Medical College, Revenue Bonds 5.00%, due 11/15/37	6,750,000	7,346,295
Harris County-Houston Sports Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 11/15/13	250,000	244,502
Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	21,977
Series H, Insured: NATL-RE (zero coupon), due 11/15/30	8,775,000	3,415,142
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	200,000	63,938
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	2,520,000	816,077
Series H, Insured: NATL-RE (zero coupon), due 11/15/35	390,000	107,605
Series H, Insured: NATL-RE (zero coupon), due 11/15/37	6,705,000	1,606,786
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	125,000	28,145
Series A, Insured: NATL-RE (zero coupon), due 11/15/38	50,000	12,335
Series A, Insured: NATL-RE (zero coupon), due 11/15/40	1,000,000	210,670
Series B, Insured: NATL-RE 5.25%, due 11/15/40	755,000	756,540
Houston Higher Education Finance Corp., Cosmos Foundation, Revenue Bonds Series A 5.00%, due 2/15/42	5,000,000	5,285,100
Newark Cultural Education Facilities Finance Corp., A. W. Brown-Fellowship Leadership Academy, Revenue Bonds
Series A 6.00%, due 8/15/32	1,130,000	1,186,184
Series A 6.00%, due 8/15/42	3,640,000	3,807,622

	Principal Amount	Value

Texas 14.2% (9.6% of Managed Assets) (continued)
♦Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/28	$5,500,000	$5,880,875
5.00%, due 12/15/29 (b)(c)	20,200,000	21,533,402
Texas State Turnpike Authority, Central Texas System, Revenue Bonds Insured: AMBAC (zero coupon), due 8/15/35	23,750,000	6,352,650

		78,348,663

U.S. Virgin Islands 3.1% (2.1% of Managed Assets)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Revenue Bonds Series A 5.00%, due 10/1/32	2,475,000	2,707,427
Virgin Islands Public Finance Authority, Matching Fund Loan Notes
Series A 5.00%, due 10/1/27	3,000,000	3,361,860
Series A 5.00%, due 10/1/32	10,000,000	10,939,100

		17,008,387

Vermont 0.4% (0.3% of Managed Assets)
Vermont State Student Assistance Corp., Revenue Bonds Series A 5.10%, due 6/15/32 (a)	2,360,000	2,409,088

Virginia 10.2% (6.9% of Managed Assets)
Fairfax County Industrial Development Authority, Healthcare-Inova Health System, Revenue Bonds 5.00%, due 5/15/40 (b)(c)	18,770,000	20,804,062
♦Norfolk Economic Development Authority, Health Care Facilities, Sentara Healthcare, Revenue Bonds Series B 5.00%, due 11/1/43 (b)(c)	19,575,000	21,508,794
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	10,000,000	8,443,000
Virginia Small Business Financing Authority, Senior Lien, Elizabeth River Crossing, Revenue Bonds 6.00%, due 1/1/37 (a)	4,800,000	5,346,912

		56,102,768

14	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Washington 3.8% (2.6% of Managed Assets)
♦Washington State Healthcare Facility Authority, Providence Health & Services, Revenue Bonds Series A 5.00%, due 10/1/42 (b)(c)	$19,335,000	$21,198,412

West Virginia 0.1% (0.1% of Managed Assets)
Ohio County, Wheeling Jesuit, Revenue Bonds Series A 5.50%, due 6/1/36	845,000	788,681

Total Investments (Cost $784,911,342) (g)	145.4%	800,975,279
Floating Rate Note Obligations (d)	(34.7)	(191,380,000)
Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(12.7)	(70,000,000)
Other Assets, Less Liabilities	2.0	11,172,141
Net Assets Applicable to Common shares	100.0%	$550,767,420

	Contracts Short	Unrealized Appreciation (Depreciation) (e)
Futures Contracts 0.2%
United States Treasury Note June 2013 (10 Year) (f)	(750)	$959,063

Total Futures Contracts Short (Settlement Value $(97,687,500))		$959,063

‡	Less than one-tenth of a percent.

(a)	Interest on these securities is subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	All or portion of principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash. (See Note 2(I))

(d)	Proceeds received from TOB transactions.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of May 31, 2013.

(f)	As of May 31, 2013, cash in the amount of $825,000 is on deposit with a broker for futures transactions.
(g)	As of May 31, 2013, cost is $597,072,378 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$19,857,978
Gross unrealized depreciation	(6,510,077)

Net unrealized appreciation	$13,347,901

“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

CIFG—CIFG Group

FGIC—Financial Guaranty Insurance Co.

FSA—Financial Security Assurance, Inc.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

RADIAN—Radian Asset Assurance, Inc.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments May 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$800,975,279	$—	$800,975,279

Total Investments in Securities	—	800,975,279	—	800,975,279

Other Financial Instruments
Futures Contracts Short (b)	959,063	—	—	959,063

Total Other Financial Instruments	959,063	—	—	959,063

Total Investments in Securities and Other Financial Instruments	$959,063	$800,975,279	$—	$801,934,342

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for this security reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of May 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of May 31, 2013

Assets
Investment in securities, at value (identified cost $784,911,342)	$800,975,279
Cash collateral on deposit at broker	825,000
Cash	383,076
Receivables:
Interest	11,179,390
Variation margin on futures contracts	175,781
Deferred offering costs (See Note 2 (M))	369,627
Other assets	44,257

Total assets	813,952,410

Liabilities
Payable for Floating Rate Note Obligations	191,380,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series A (a)	35,000,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series B (a)	35,000,000
Payables:
Manager (See Note 3)	419,369
Investment securities purchased	127,884
Professional fees	63,901
Shareholder communication	34,283
Transfer agent	9,170
Custodian	1,605
Trustees	625
Interest expense and fees payable	1,033,957
Common share dividend payable	114,196

Total liabilities	263,184,990

Net assets applicable to Common shares	$550,767,420

Common shares outstanding	27,554,564

Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$19.99

Net assets applicable to Common Shares consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$27,555
Additional paid-in capital	525,077,236

525,104,791
Undistributed net investment income	1,974,196
Accumulated net realized gain (loss) on investments and futures transactions	6,665,433
Net unrealized appreciation (depreciation) on investments and futures contracts	17,023,000

Net assets applicable to Common shares	$550,767,420

(a)	Unlimited authorized shares, $0.01 par value, liquidation preference of $100,000 per share (See Note 2 (J)).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Operations for the period June 26, 2012 (inception date) through May 31, 2013

Investment Income (Loss)
Income
Interest	$31,958,992

Expenses
Manager (See Note 3)	4,098,941
Interest expense and fees	2,159,265
Professional fees	167,670
Shareholder communication	65,205
Transfer agent	30,126
Trustees	10,563
Custodian	8,494
Miscellaneous	105,502

Total expenses	6,645,766

Net investment income (loss)	25,313,226

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	12,257,247
Futures transactions	174,141

Net realized gain (loss) on investments and futures transactions	12,431,388

Net change in unrealized appreciation (depreciation) on:
Investments	16,063,937
Futures contracts	959,063

Net change in unrealized appreciation (depreciation) on investments and futures contracts	17,023,000

Net realized and unrealized gain (loss) on investments and futures transactions	29,454,388

Net increase (decrease) in net assets to Common shares resulting from operations	$54,767,614

18	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

for the period June 26, 2012 (inception date) through May 31, 2013

2013
Net Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$25,313,226
Net realized gain (loss) on investments and futures transactions	12,431,388
Net change in unrealized appreciation (depreciation) on investments and futures contracts	17,023,000

Net increase (decrease) in net assets applicable to Common shares resulting from operations	54,767,614

Dividends and distributions to Common shareholders:
From net investment income	(23,745,652)
From net realized gain on investments	(5,481,764)

Total dividends and distributions to Common shareholders	(29,227,416)

Capital share transactions (Common shares):
Net proceeds issued to shareholders resulting from initial public offering	524,508,195
Net proceeds issued to shareholders from reinvestment of dividends and distributions	619,027

Increase (decrease) in net assets applicable to Common shares from capital share transactions	525,127,222

Net increase (decrease) in net assets applicable to Common shares	550,667,420

Net Assets Applicable to Common Shares
Beginning of period	100,000

End of period	$550,767,420

Undistributed net investment income at end of period	$1,974,196

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statement of Cash Flows

for the period June 26, 2012 (inception date) through May 31, 2013

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$54,767,614
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(1,226,608,984)
Investments sold	456,897,071
Amortization (accretion) of discount and premium, net	(2,942,182)
Increase in interest receivable	(11,179,390)
Increase in deposit at broker	(825,000)
Increase in other assets	(44,257)
Increase in variation margin on futures contracts	(175,781)
Increase in investment securities purchased payable	127,884
Increase in professional fees payable	63,901
Increase in custodian payable	1,605
Increase in shareholder communication payable	34,283
Increase in interest expense and fees payable	1,156,388
Increase in due to Trustees	625
Increase in due to manager	419,369
Increase in due to transfer agent	9,170
Net change in unrealized (appreciation) depreciation on investments	(16,063,937)
Net realized gain (loss) from investments	(12,257,247)

Net cash used in operating activities	(756,618,868)

Cash flows from financing activities:
Proceeds from initial public offering	524,508,195
Proceeds from floating rate note obligations	191,380,000
Proceeds from issuance of fixed rate municipal term preferred shares	70,000,000
Deferred offering costs	(492,058)
Cash distributions paid	(28,494,193)

Net cash from financing activities	756,901,944

Net increase in cash:	283,076
Cash at beginning of period	100,000

Cash at end of period	$383,076

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $619,027.

20	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	June 26, 2012** through May 31,
	2013
Net asset value at beginning of period applicable to Common shares	$19.06	(a)

Net investment income (loss)	0.92
Net realized and unrealized gain (loss) on investments	1.11

Total from investment operations	2.03

Less dividends and distributions to Common shareholders:
From net investment income	(0.86)
From net realized gain on investments	(0.20)

Total dividends and distributions to Common shareholders	(1.06)

Dilution effect on net asset value from overallotment issuance	(0.04)

Net asset value at end of period applicable to Common shares	$19.99

Market price at end of period applicable to Common shares	$18.91

Total Investment return on net asset value	10.52	% (b)
Total investment return on market price	(0.36	%)(b)
Ratios (to average net assets of Common shareholders)/Supplemental Data:
Net investment income (loss)	5.01	% ††
Net expenses (excluding interest expense and fees)	0.89	% ††(c)
Expenses (including interest expense and fees)	1.32	% ††(c)
Interest expense and fees (d)	0.43	% ††
Portfolio turnover rate	64%
Net assets applicable to Common shareholders end of period (in 000’s)	$550,767
Preferred shares outstanding at $100,000 liquidation preference, end of period (in 000’s)	$70,000
Asset coverage per Preferred share, end of period (e)	$886,811
Average market value per Preferred share:
Series A	$100,008
Series B	$100,007

**	Inception date.
††	Annualized.
(a)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share from the $20.00 offering price.
(b)	Total investment return is not annualized.
(c)	The Manager has agreed to reimburse all organizational expenses.
(d)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2 (I)) and the issuance of fixed rate municipal term preferred shares (See Note 2 (J)).
(e)	Calculated by subtracting the Fund’s total liabilities (not including the Preferred shares) from the Fund’s total assets, and dividing the result by the number of Preferred shares outstanding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay DefinedTerm Municipal Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on April 20, 2011, pursuant to an agreement and declaration of trust, which was amended and restated on May 16, 2012 (“Declaration of Trust’’). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund first offered Common shares through an initial public offering on June 26, 2012.

Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 31, 2024 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). During the six-month period preceding the Termination Date or Extended Termination Date (as defined below), the Board may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund so long as the surviving or resulting entity is an open-end registered investment company that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end fund into an open-end registered investment company. Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (the “Extended Termination Date”), upon a determination that taking such actions as described in (i) or (ii) above would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may be extended an unlimited number of times by the Board prior to the first business day of the sixth month before the next occurring Extended Termination Date.

The Fund’s primary investment objective is to seek current income exempt from regular U.S. Federal income taxes (but which may be includable in taxable income for purpose of the Federal alternative minimum tax). Total return is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

22	MainStay DefinedTerm Municipal Opportunities Fund

The aggregate value by input level, as of May 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the period ended May 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of May 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Municipal debt securities are valued primarily at the evaluated mean prices based on observable inputs supplied by a pricing agent or broker selected by the Manager in consultation with the Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded and are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for the open tax year and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

mainstayinvestments.com	23

Notes to Financial Statements (continued)

(C)  Dividends and Distributions to Common Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, after payment of any dividends on any outstanding Preferred shares, if any, at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. To the extent that the Fund realizes any capital gains or ordinary taxable income, it will be required to allocate such income between the Common shares and Preferred shares issued by the Fund, in proportion to the total dividends paid to each share class for the year in which the income is realized.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

(E)  Expenses.  Expenses of the Fund are recorded on the date the expenses are incurred. The expenses borne by the Fund, including those incurred with related parties of the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. The Fund may enter into futures contracts for hedging purposes in managing the duration and yield curve profile, market exposure or to enhance income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of May 31, 2013.

(I)  Tender Option Bonds.  The Fund may leverage its assets through the use of proceeds received from tender option bond transactions. In a tender option bond transaction, a tender option bond trust (a “TOB Issuer”) is typically established by a third party sponsor forming a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”), which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed Assets (as defined in Note 3(A)) in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.

The TOB Issuer receives Underlying Securities from the Fund through the sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund and therefore the holders of the Common shares indirectly) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB

24	MainStay DefinedTerm Municipal Opportunities Fund

Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage).

Income received by TOB Residuals will vary inversely with the short-term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals bear substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionally from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities but also on the short-term interest rate paid on TOB Floaters.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).

For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented on the Fund’s Portfolio of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. Interest income from Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expense related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” on the Statement of Operations.

At May 31, 2013, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters were as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$345,075,748	$191,380,000

From June 26, 2012 to May 31, 2013, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$140,990,531	0.90%

(J)  Fixed Rate Municipal Term Preferred Shares.  On October 4, 2012, the Fund issued and has outstanding, two series of Fixed Rate Municipal Term Preferred Shares (“Series A FMTP Shares” and “Series B FMTP Shares”, collectively, “FMTP Shares”), each with a liquidation preference of $100,000 per share (“Liquidation Preference”). Dividends on FMTP Shares, which are recognized as interest expense for financial reporting purposes, are paid semiannually at a fixed annual rate, subject to adjustments in certain circumstances. The FMTP Shares were issued in a private offering exempt from registration under the Securities Act of 1933, as amended. As of May 31, 2013, the number of FMTP Shares outstanding and annual interest rate were as follows:

Series	Dates of Issuance	Shares Outstanding	Annual Interest Rate
A	October 4, 2012	350	1.48%
B	October 4, 2012	350	1.58%

The Fund is obligated to redeem its FMTP Shares by the date as specified in its offering document (“Term Redemption”), unless earlier redeemed by the Fund. FMTP Shares are subject to optional and mandatory redemption in certain circumstances. FMTP Shares will be subject to redemption, at the option of the Fund (“Optional Redemption”), in whole or in part at any time only for the purposes of

mainstayinvestments.com	25

Notes to Financial Statements (continued)

decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the FMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Optional Redemption price per share is equal to the sum of the Liquidation Preference per share plus any accrued but unpaid dividends. As of May 31, 2013, the Term Redemption date and liquidation value for the FTMP Shares outstanding were as follows:

Series	Term Redemption Date	Liquidation Value
A	October 15, 2015	$35,000,000
B	March 15, 2016	$35,000,000

For financial reporting purposes only, the liquidation value of FMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on FMTP Shares are recognized as a component of “Interest expense and fees payable” on the Statement of Assets and Liabilities. Dividends accrued on FMTP Shares are recognized as a component of “Interest expense and fees” in the Statement of Operations. As of May 31, 2013, the fair value of the FMTP Shares for Series A and Series B were $35,003,500 and $35,003,150, respectively and are categorized as Level 2 in the fair value hierarchy.

(K)  Statement of Cash Flows.  The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash.

(L)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Offering Costs.  Costs incurred by the Fund in connection with their offerings of FMTP Shares were recorded as deferred charges, which are being amortized over the life of the shares. The Fund’s amortized deferred charges are recognized as “Interest expense and fees” on the Statement of Operations.

(N)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of May 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$959,063	$959,063

Total Fair Value		$959,063	$959,063

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$171,141	$171,141

Total Realized Gain (Loss)		$171,141	$171,141

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$959,063	$959,063

Total Change in Unrealized Appreciation (Depreciation)		$959,063	$959,063

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Short	(750)	(750)

(1)	Amount disclosed represents the average held during the period ended May 31, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

26	MainStay DefinedTerm Municipal Opportunities Fund

Fund’s Manager, pursuant to a Management Agreement. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.60% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).

For the period June 26, 2012 through May 31, 2013, New York Life Investments earned fees from the Fund in the amount of $4,098,941.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Computershare Trust Company, N.A. (“Computershare”), 250 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between New York Life Investments and Computershare.

(C)  Capital.  As of May 31, 2013, New York Life beneficially held 5,519 Common shares of the Fund with a value and percentage of net assets applicable to Common shares of $110,325 and 0.02%, respectively.

Note 4–Federal Income Tax

As of May 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Undistributed Taxable Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$9,396,700	$3,011,533	$508,591	$(602,096)	$13,347,901	$25,662,629

The difference between book-basis and tax basis unrealized appreciation (depreciation) is due to tender option bond transactions. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of May 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$406,622	$(284,191)	$(122,431)

The reclassifications for the Fund are primarily due to distribution re-designations and non-deductible preferred offering expenses.

The tax character of distributions paid during the period ended May 31, 2013 to Common shareholders (shown in the Statement of Changes in

Net Assets) and Preferred shareholders (included as interest expense for financial statement purposes (See Note 2(J)) were as follows:

Distributions paid from:	Ordinary Income	Exempt Interest Dividends	Long-Term Capital Gain
Common shares	$6,232,103	$22,827,363	$167,950
Preferred shares	186,420	581,704	3,382
Total	$6,418,523	$23,409,067	$171,332

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Purchases and Sales of Securities (in 000’s)

During the period June 26, 2012 through May 31, 2013, purchases and sales of securities, other than short-term securities, were $1,215,266 and $445,859, respectively.

mainstayinvestments.com	27

Notes to Financial Statements (continued)

Note 7–Capital Share Transactions

Common Shares:	Shares
For the period June 26, 2012 through May 31, 2013:
Common shares issued resulting from initial public offering on June 26, 2012 (a)	27,524,029
Common shares issued in reinvestment of dividends	30,535

Common shares outstanding at the end of period	27,554,564

Preferred Shares:	Shares	Amount
For the period June 26, 2012 through May 31, 2013:
Series A Shares Issued	350	$35,000,000
Series B Shares Issued	350	$35,000,000

(a)	Includes 5,236 shares held by New York Life at inception date and 2,768,793 shares resulting from overallotment issuance on August 15, 2012.

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period May 31, 2013, events and transactions subsequent to May 31, 2013 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

On June 3, 2013, the Fund declared a distribution in the amount of $0.0958 per Common share, payable on June 28, 2013, to shareholders of record on June 14, 2013, respectively.

On June 17, 2013, the Fund paid its semiannual distribution to Series A and Series B Preferred shareholders in the amounts of $740.00 and $790.00, per Preferred share, respectively.

On July 1, 2013, the Fund declared distributions for the ensuing quarter as shown in the following schedule:

Month	Ex-Date	Record Date	Payable Date	Amount
July	7/11/2013	7/15/2013	7/31/2013	$0.0958
August	8/13/2013	8/15/2013	8/30/2013	$0.0958
September	9/12/2013	9/16/2013	9/30/2013	$0.0958

28	MainStay DefinedTerm Municipal Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

MainStay DefinedTerm Municipal Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of MainStay DefinedTerm Municipal Opportunities Fund (hereafter referred to as the “Fund”) at May 31, 2013, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period June 26, 2012 (inception date) through May 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at May 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

July 19, 2013

mainstayinvestments.com	29

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”) shareholders whose shares are registered in their own name may “opt-in” to the Plan and elect to reinvest all or a portion of their distributions in the Common shares by providing the required enrollment notice to Com-putershare Trust Company, N.A., the Plan Administrator (“Plan Administrator”). Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the Plan at any time by notifying the Plan Administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Administrator when the Fund declares a distribution.

When the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan (i.e., those holders of Common shares who (“opt-in”) will receive the equivalent in Common shares. The Common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price per Common share plus estimated per share fees, which include any brokerage commissions the Plan Administrator is required to pay, is equal to or greater than the NAV per Common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common share on the payment date; provided that, if the NAV is less or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common share on the payment date. if, on the payment date for any Dividend, the NAV per Common share is greater than the closing market value plus estimated per share fees, the Plan Administrator will invest the Dividend amount in Common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common share exceeds the NAV per Common shares, the average per Common share purchase price paid by the Plan

Administrator may exceed the NAV of the Common shares, resulting in the acquisition of fewer Common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common share at the close business on the Last Purchase Date provided that, if the NAV per Common share is less than or equal to 95% of the then current market price per Common share; the dollar amount of the Dividend will be divided by 95% of the market price per Common share on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares In the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no charges with respect to Common shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common shares or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $.15 per share sold fee. All per share fees include any brokerage commission the Plan Administrator is required to pay.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone (855) 456-9683, through the internet at www.computershare.com/investor or in writing to P.O. Box 43078, Providence, Rhode Island 02940-3078.

30	MainStay DefinedTerm Municipal Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $171,332 as a long term capital gain distribution.

For Federal individual income tax purposes, the Fund designates 78.03% of the ordinary income dividends paid during its fiscal year ended May 31, 2013, as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under section 103(a) of the Internal Revenue Code.

In February 2014, Common shareholders will receive an IRS Form 1090-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by Common shareholders in calendar year 2013. The amounts that will be reported on such Form 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which have been reported for the Funds’ fiscal year ended May 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	31

Board Members and Officers

Management

The Board oversees the Fund, the Manager, the Subadvisor and other service providers to the Fund. Information pertaining to the Board Members and Officers is set forth below. The Board is divided into three classes: Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class, as more fully described in the first footnote to the table below. Subsequent to their initial election at an annual meeting called for the purpose of electing Trustees, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. The Retirement Policy provides that a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

	Name and Date Of Birth	Position Held with the Fund, Term of Office(1), and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member(3)
Interested Board Member	John Y. Kim 9/24/60(4)	Trustee; Class III (since 2011);	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008 to 2012); Member of the Board of Private Advisors, LLC (since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	78	Trustee, MainStay Funds Trust since 2009 (34 funds); Trustee, The MainStay Funds since 2008 (12 funds); Trustee, MainStay VP Funds Trust since 2008 (29 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund since 2011; Trustee, Private Advisors Alternative Strategies Fund since 2011

32	MainStay DefinedTerm Municipal Opportunities Fund

	Name and Date Of Birth	Position Held with the Fund, Term of Office(1), and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member(3)
Independent Board Members	Susan B. Kerley 8/12/51	Trustee; Class I (since 2011)	President, Strategic Management Advisors (since 1990)	78	Trustee, MainStay Funds Trust since 2009 (34 funds); Trustee, The MainStay Funds since 2007 (12 funds); Trustee, MainStay VP Funds Trust since 2007 (29 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund since 2011; Trustee, Private Advisors Alternative Strategies Fund since 2011; Trustee, Legg Mason Partners Funds, Inc. since 1991 (50 portfolios)
	Alan R. Latshaw 3/27/51	Trustee and Audit Committee Financial Expert; Class II; (since 2011)	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	Trustee and Audit Committee Financial Expert, MainStay Funds Trust since 2009 (34 funds); Trustee and Audit Committee Financial Expert, The MainStay Funds since 2006 (12 funds); Trustee and Audit Committee Financial Expert, MainStay VP Funds Trust since 2007 (29 portfolios); Trustee and Audit Committee Financial Expert, Private Advisors Alternative Strategies Master Fund since 2011; Trustee and Audit Committee Financial Expert, Private Advisors Alternative Strategies Fund since 2011; Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)
	Peter Meenan 12/5/41	Chairman and Trustee; Class I; (since 2013) and (since 2011) respectively	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	78	Chairman since 2013 and Trustee since 2009, MainStay Funds Trust (34 funds); Chairman since 2013 and Trustee since 2006, The MainStay Funds (12 funds); Chairman since 2013 and Trustee since 2006, MainStay VP Funds Trust (29 portfolios); Chairman since 2013 and Trustee since 2011, Private Advisors Alternative Strategies Master Fund; Chairman since 2013 and Trustee since 2011, Private Advisors Alternative Strategies Fund
	Richard H. Nolan, Jr. 11/16/46	Trustee; Class II; (since 2011)	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	Trustee, MainStay Funds Trust since 2009 (34 funds); Trustee, The MainStay Funds since 2007 (12 funds); Trustee, MainStay VP Funds Trust since 2006 (29 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund since 2011; Trustee, Private Advisors Alternative Strategies Fund since 2011
	Richard S. Trutanic 2/13/52	Trustee ; Class III; (since 2011)	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	Trustee, MainStay Funds Trust since 2009 (34 funds); Trustee, The MainStay Funds since 1994 (12 funds); Trustee, MainStay VP Funds Trust since 2007 (29 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund since 2011; Trustee, Private Advisors Alternative Strategies Fund since 2011

mainstayinvestments.com	33

	Name and Date Of Birth	Position Held with the Fund, Term of Office(1), and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member(3)
Independent Board Members	Roman L. Weil 5/22/40	Trustee and Audit Committee Financial Expert; Class III; (since 2011)	Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Roth Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1996-2008)	78	Trustee and Audit Committee Financial Expert, MainStay Funds Trust since 2009 (34 funds); Trustee and Audit Committee Financial Expert, The MainStay Funds since 2007 (12 funds); Trustee and Audit Committee Financial Expert, MainStay VP Funds Trust since 1994 (29 portfolios); Trustee and Audit Committee Financial Expert, Private Advisors Alternative Strategies Master Fund since 2011; Trustee and Audit Committee Financial Expert, Private Advisors Alternative Strategies Fund since 2011
	John A. Weisser 10/22/41	Trustee; Class I (since 2011)	Retired; Managing Director, Salomon Brothers, Inc. (1971 to 1995)	78	Trustee, MainStay Funds Trust since 2009 (34 funds); Trustee, The MainStay Funds since 2007 (12 funds); Trustee, MainStay VP Funds Trust since 1997 (29 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund since 2011; Trustee, Private Advisors Alternative Strategies Fund since 2011; Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust since 2008 (50 portfolios)

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees in which he or she serves:

•	Class I Trustees serve an initial term until the first annual shareholder meeting.

•	Class II Trustees serve an initial term until the second annual shareholder meeting or special meeting held in lieu of the annual meeting subsequent to their initial election.

•	Class III Trustees serve an initial term until the third annual shareholder meeting or special meeting held in lieu of the annual meeting subsequent to their initial election.

(2)	The fund complex consists of the Fund, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and series of MainStay Funds Trust, The MainStay Fund and MainStay VP Funds Trust (the “MainStay Group of Funds” or the “Fund Complex”).

(3)	Terms of service for MainStay VP Funds Trust include services as a Director of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc.

(4)	This Board Member is considered to be an “interested person” of the Fund within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investments and MacKay Shields as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

34	MainStay DefinedTerm Municipal Opportunities Fund

	Name and Date of Birth	Position with Funds	Term of Office And Year First Elected or Appointed	Principal Occupation(s) During Past Five Years**
Officers (Who are not Trustees)*	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer	Indefinite term (since 2011)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009), and Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer	Indefinite term (since 2011)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary, The MainStay Funds (2006 to 2008), The MainStay Funds and MainStay VP Funds Trust (2005 to 2008); Vice President and Chief Compliance Officer, MainStay Funds Trust , MainStay VP Funds Trust, and The MainStay Funds (since 2009), and Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011)
	Stephen P. Fisher 2/22/59	President	Indefinite term (since 2011)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay Funds Trust (since 2009), MainStay VP Funds Trust and The MainStay Funds (since 2007), and Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer	Indefinite term (since 2011)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay Funds Trust, MainStay VP Funds Trust, and The MainStay Funds (since 2010), and Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011); Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003-2010)
	Scott T. Harrington 2/8/59	Vice President— Administration	Indefinite term (since 2011)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President—Administration, MainStay VP Funds Trust and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009), and Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011)

*	The Officers listed above are considered to be “interested persons” of the Fund within the meaning of the 1940 Act because of their affiliation with the Fund, New York Life Insurance Company and New York Life Investments as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.”

**	Terms of service for MainStay VP Funds Trust includes services as a Director of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc.

mainstayinvestments.com	35

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Manager

New York Life Investment Management LLC

New York, New York

Subadvisor

MacKay Shields LLC1

New York, New York

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Transfer, Dividend Disbursing and Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island, 02940-3078

(855) 456-9683

mainstayinvestments.com/mmd

1. An affiliate of New York Life Investment Management LLC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30486 MS209-13	MSMHI11-07/13

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not make any amendments to the Code during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Experts.

The Board of Trustees (“Board”) has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for the fiscal year ended May 31, 2013 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $50,000. The Registrant was not operational during the fiscal year ended May 31, 2012.

(b)	Audit-Related Fees

There were no aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. The Registrant was not operational during the fiscal year ended May 31, 2012.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were $7,300 during the fiscal year ended May 31, 2013. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements. The Registrant was not operational during the fiscal year ended May 31, 2012.

(d)	All Other Fees

There were no other audit related or other fees paid to PwC by the Registrant during the fiscal year ended May 31, 2013. The Registrant was not operational during the fiscal year ended May 31, 2012.

(e)	Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, “Service

Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal year ended May 31, 2013 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $2,408,933 for the fiscal year ended May 31, 2013. The Registrant was not operational during the fiscal year ended May 31, 2012.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended May 31, 2013 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

(a) The Board has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (“Exchange Act”) (15 U.S.C. 78c(a)(58)(A)). The members of the Audit Committee are Alan R. Latshaw, Roman L. Weil and John A. Weisser, Jr.

(b) Not applicable.

Item 6.	Schedule of Investments

(a)	The Schedule of Investments is included as part of Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

It is the policy of the Registrant that proxies received by the Registrant are voted in the best interests of the Registrant’s shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Registrant that delegate all responsibility for voting proxies received relating to the Registrant’s portfolio securities to New York Life Investment Management LLC (“New York Life Investments” or “Manager”), subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Registrant are voted in the best interests of the Registrant and its shareholders. The Manager has delegated proxy voting authority to MacKay Shields LLC (“MacKay Shields” or “Sub-Advisor”); provided that, as specified in the Manager’s Proxy Voting Policies and Procedures, the Sub-Advisor either (1) follows the Manager’s Proxy Voting Policy and the Registrant’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager’s clients and appear to comply with governing regulations. The Registrant may revoke all or part of this delegation (to the Manager and/or Sub-Advisor as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Registrant’s and the Manager’s proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of the Manager, or a representative of either, and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Registrant shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of the Registrant, receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider who has been retained to assist in voting proxies or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Registrant also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by Institutional Shareholder Services Inc. (‘‘ISS’’), the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The Registrant’s portfolio is managed on a team basis. As of July 30, 2013, the following persons are primarily responsible for the day-to-day management of the registrant’s portfolio.

Robert DiMella, CFA. Mr. DiMella is a Senior Managing Director of MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. DiMella has also managed the MainStay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Fund since 2010, the MainStay New York Tax Free Opportunities Fund since 2012 and the MainStay California Tax Free Opportunities Fund since February 2013. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Mr. DiMella was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group from 2006 to 2007. Prior to BlackRock’s merger with Merrill Lynch Investment Managers (“MLIM”), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master’s degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a CFA charterholder.

John Loffredo, CFA. Mr. Loffredo is a Senior Managing Director of MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. Loffredo has also managed the MainStay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Bond Fund since 2010, the MainStay New York Tax Free Opportunities Fund since 2012 and the MainStay California Tax Free Opportunities Fund since February 2013. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Mr. Loffredo was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group from 2006 to 2007. Prior to BlackRock’s merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude from Utah State University where he was a Harry S. Truman Scholar and with a MBA and Certificate of Public Management from Boston University. He is a CFA charterholder.

Michael Petty. Mr. Petty is a Managing Director and portfolio manager for MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. Petty has also managed the MainStay High Yield Municipal Bond Fund since 2010, the MainStay Tax Free Bond Fund since 2011, the MainStay New York Tax Free Opportunities Fund since 2012 and the MainStay California Tax Free Opportunities Fund since February 2013. Prior to joining MacKay Shields, Mr. Petty was a portfolio manager with Mariner Municipal Managers LLC during 2009. From 1997 through 2009, he was a Senior Portfolio Manager at Dreyfus Corporation, overseeing $2.1 billion in assets. Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

Scott Sprauer. Mr. Sprauer joined MacKay Shields in 2009 as a portfolio manager in the Municipal Bond Division. He has managed the Registrant’s portfolio since inception. Mr. Sprauer has also managed the MainStay New York Tax Free Opportunities Fund since 2012 and the MainStay California Tax Free Opportunities Fund since February 2013. Prior to joining MacKay Shields, he was the Head Trader of Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

David Dowden. Mr. Dowden joined MacKay Shields in 2009 as a portfolio manager in the Municipal Bond Division. He has managed the Registrant’s portfolio since inception. Mr. Dowden has also managed the MainStay New York Tax Free Opportunities Fund since 2012 and the MainStay California Tax Free Opportunities Fund since February 2013. Prior to joining

MacKay Shields, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has an BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

(a)(2) Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest (as of May 31, 2013).

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS MANAGED FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Robert DiMella	4 RICs $2,255,968,501	3 Accounts $1,028,917,983	26 Accounts $3,549,882,392	0	1 Account $77,041,594	0
David Dowden	2 RICs $130,610,607	3 Accounts $1,028,917,983	26 Accounts $3,549,882,392	0	1 Account $77,041,594	0
John Loffredo	4 RICs $2,255,968,501	3 Accounts $1,028,917,983	26 Accounts $3,549,882,392	0	1 Account $77,041,594	0
Michael Petty	4 RICs $2,255,968,501	3 Accounts $1,028,917,983	26 Accounts $3,549,882,392	0	1 Account $77,041,594	0
Scott Sprauer	2 RICs $130,610,607	3 Accounts $1,028,917,983	26 Accounts $3,549,882,392	0	1 Account $77,041,594	0

Potential Conflicts of Interest

Certain portfolio managers of MacKay Shields who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. A portfolio manager who makes investment decisions with respect to other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

•	The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

•

A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

•

An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, the Manager and the Sub-Advisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life

Investments has adopted a Code of Ethics that recognizes the Manager’s obligation to treat all of its clients, including the Registrant, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

(a)(3) Portfolio Managers or Management Team Members’ Compensation Structure

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm’s pre-tax profits is paid annually to the firm’s employees based upon an individual’s performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm’s professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager’s compensation with respect to the Registrant and other accounts. MacKay Shields has adopted a long-term incentive plan, which enhances the firm’s ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. In addition, the MacKay Municipal Managers team of MacKay Shields offers an incentive bonus plan, which enhances the team’s ability to attract, retain and motivate executives and other key employees primarily involved in the MacKay Municipal Managers’ business. Awards can be made on an annual basis.

(a)(4) Disclosure of Securities Ownership

The following table states, as of May 31, 2013, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Registrant ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	RANGE OF OWNERSHIP
Robert DiMella	$100,001 - $500,000
David Dowden	$10,001 - $50,000
John Loffredo	$100,001 - $500,000
Michael Petty	$0
Scott Sprauer	$10,001 - $50,000

(b)	Changes in Portfolio Management

There have been no changes to the portfolio management team since inception on June 26, 2012.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act) (“Disclosure Controls”), as of a date within 90 days prior to the filing date (“Filing Date”) of this Form N-CSR (“Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the 1940 Act that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the 1940 Act.

(a)(3)	Not applicable

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	August 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	August 6, 2013

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	August 6, 2013

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.